GREEN CENTURY FUNDS


      The undersigned hereby constitutes and appoints Douglas M. Husid, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 16th day of January, 1998.



                                          /s/Douglas M. Husid
                                          -------------------------
                                          Douglas M. Husid

                               GREEN CENTURY FUNDS


      The undersigned hereby constitutes and appoints Douglas M. Husid, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 9th day of January, 1998.



                                          /s/David J. Fine
                                          -------------------------
                                          David J. Fine

                               GREEN CENTURY FUNDS


      The undersigned hereby constitutes and appoints Douglas M. Husid, Kristina A, Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 16th day of March, 1998.



                                          /s/Stephen Morgan
                                          -------------------------
                                          Stephen Morgan

                               GREEN CENTURY FUNDS


      The undersigned hereby constitutes and appoints Douglas M. Husid, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 16th day of January, 1998.



                                          /s/C. William Ryan
                                          -------------------------
                                          C. William Ryan

                               GREEN CENTURY FUNDS


      The undersigned hereby constitutes and appoints Douglas M. Husid, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 11th day of January, 1998.



                                          /s/James H. Starr
                                          -------------------------
                                          James H. Starr

                               GREEN CENTURY FUNDS


      The undersigned hereby constitutes and appoints Douglas M. Husid, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 11th day of January, 1998.



                                          /s/Wendy Wendlandt
                                          -------------------------
                                          Wendy Wendlandt

                               GREEN CENTURY FUNDS


      The undersigned hereby constitutes and appoints Douglas M. Husid, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 9th day of January, 1998.



                                          /s/Douglas Phelps
                                          -------------------------
                                          Douglas Phelps